Confidential

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

LETTER AGREEMENT

THIS LETTER AGREEMENT (“Letter Agreement”) is effective as of July 16, 2015 (the “Effective Date”) and made between:

(1)	OnCore Biopharma, Inc., a Delaware corporation having its principal place of business at 3805 Old Easton Road, Doylestown, PA 18902, USA (“OnCore”); and

(2)	CYTOS BIOTECHNOLOGY AG, having its principal place of business at Wagistrasse 25, CH-8952 Schlieren, Switzerland (“Cytos”),

Cytos and OnCore being herein referred to individually as a “Party” and collectively as the “Parties”.

WHEREAS

(A)

The Parties entered into that certain License Agreement dated December 30, 2014 (the “Agreement”) regarding the development, manufacture and commercialization of Licensed Compounds and Licensed Products in the Field as set forth in the Agreement;

(B)	Closing of the Agreement is subject to the satisfaction or waiver of certain conditions as set forth in Article 2 of the Agreement;

(C)	The Parties have prepared the Technology and Program Transfer Plan referred to in Section 2.4.4 of the Agreement;

(D)	As part of the technology transfer set forth in the Technology and Program Transfer Plan, Cytos shall transfer to OnCore certain Licensor Materials as set forth in Schedule 1.43 of the Agreement.

NOW IT IS HEREBY AGREED AS FOLLOWS:

1.	Definitions and Interpretation

1.1.

When used in this Letter Agreement, capitalized terms shall have the meaning as defined above and throughout this Letter Agreement. Any capitalized terms used in this Letter Agreement but not defined herein shall have the meaning as defined in the Agreement.

1.2.

In the event of any conflict between the terms of this Letter Agreement and the Agreement, the terms of the Agreement shall govern and control. Nothing in this Letter Agreement shall be construed, by implication or otherwise, to modify or supersede any of the terms of the Agreement.

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2.	Sale of Licensor Materials to OnCore

2.1.

Cytos shall sell and assign to OnCore complete and unreserved ownership of items 2, 3 and 4 of the Licensor Materials as set forth in Schedule 1.43 of the Agreement. OnCore shall pay Cytos for such Licensor Materials the purchase price set forth in Schedule 1.43 of the Agreement, a total of US$600,000, no later than thirty (30) Business Days after Closing, and Cytos shall provide whatever documentation of such sale and assignment as OnCore may reasonably request.

2.2.

Promptly after receiving payment, Cytos shall provide a written notice of such sale and assignment to any third parties that are storing the Licensor Materials, and shall copy OnCore on each such notice.

2.3.

OnCore shall be responsible for entering into the appropriate agreements with such third parties regarding the storage and further use of the Licensor Materials, though Cytos shall reasonably facilitate OnCore’s efforts to secure such agreements at OnCore’s request.

2.4.

OnCore shall place [***] in escrow with a mutually agreed upon escrow agent no later than [***] after Closing and shall undertake to test relevant Licensor Materials ([***] set forth in item 1 of Schedule 1.43), currently being stored by Cytos at third party facilities, against established shelf life specifications as set forth in Exhibit A attached hereto. In the event such Licensor Materials meet such specifications, the escrowed funds shall be released to Cytos and subsections 2.1 through 2.3 above shall then apply to such Licensor Materials. In the event such Licensor Materials do not meet such specifications at any time during the course of testing through [***], OnCore shall so notify Cytos and the escrowed funds shall be returned to OnCore.

3.	Agreement to Technology and Program Transfer Plan

Upon the execution of this Letter Agreement, the Technology and Program Transfer Plan attached hereto as Exhibit B shall be deemed agreed upon by the parties and condition2.4.4 of the Agreement shall be satisfied. Pursuant to Section 2.4.4 of the Agreement, such final Technology and Program Transfer Plan shall be appended as Schedule 1.69 to the Agreement.

[Signatures appear on following page]

Confidential

IN WITNESS WHEREOF, the authorised representatives of the Parties have executed this Letter Agreement on the date written at the top of this Agreement.

For and on behalf of ONCORE BIOPHARMA, INC.

Signature

Name

Position

Date

For and on behalf of CYTOS BIOTECHNOLOGY AG

Signature

Name

Position

Date

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EXHIBIT A
Shelf Life Specifications

[***]

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EXHIBIT B
Technology and Program Transfer Plan

[***]